UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    March 20, 2006
NaviSite, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27597 (Commission File No.)	52-2137343 (IRS Employer Identification No.)

400 Minuteman Road Andover, Massachusetts (Address of principal executive offices)	01810 (Zip Code)
(978) 682-8300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
Ex-99.1 Press release dated March 22, 2006

Item 8.01 Other Events.
On March 22, 2006, NaviSite, Inc. issued a press release announcing that it has entered into a commitment letter with Silver Point Finance for up to $70 million in a senior secured term loan facility and up to $3 million in a senior secured revolving credit facility. A copy of the press release issued by NaviSite is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
In addition, on March 20, 2006, NaviSite requested approval from the Securities and Exchange Commission to withdraw its Registration Statement on Form S-2 filed on January 22, 2004, together with all amendments thereto.
Item 9.01. Financial Statements and Exhibits.
(d)   Exhibit 99.1 listed in the Exhibit Index immediately preceding such exhibit is filed with this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NaviSite, Inc.
Date: March 23, 2006	By:	/s/ John J. Gavin, Jr.
John J. Gavin, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of NaviSite, Inc., dated March 22, 2006